UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


The following Unaudited Pro Forma Combined Financial Statements of Coach Industries Group, Inc. ("Coach") and Commercial Transportation Manufacturing Corp. ("CTMC") gives effect to the reverse merger between Coach and CTMC under the purchase method of accounting Principle Board Opinion No. 141, Business Combinations. These Pro Forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of Coach would actually have been if the merger had in fact occurred on January 1, 2003 nor do they purport to project the results of operations or financial position of Coach for any future period or as of any date, respectively.

These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Coach and CMTC.

The financial statements for the period from January 8, 2003 (inception) to September 1, 2003 are derived from unaudited financial statements.

You should read the financial information in this section along with Coach's historical financial statements and accompanying notes in prior Securities and Exchange Commission filings and in this amended Current Report on Form 8-K.

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                                                    Coach Industries Group, Inc.
                                             Unaudited Pro Forma Combined Balance Sheet
                                                          September 1, 2003


                                                                                      Commercial            Pro Forma Adjustments
                                                          Coach Industries        Transportation   ---------------------------------
                                                                Group, Inc.   Manufacturing Corp.        DR        CR       ProForma
                                                          ----------------    ------------------   ---------- ---------- -----------
ASSETS

Current Assets
   Cash and cash equivalents                              $              3    $           19,506   $          $          $   19,509
   Accounts receivable                                                                    22,750                             22,750
   Inventories                                                           -               175,902      133,799               309,701
   Prepaid expenses and other current assets                             -                61,140                             61,140
                                                          ----------------    ------------------   ---------- ---------- ----------
       Total Current Assets                                              3               279,298      133,799          -    413,100
                                                          ----------------    ------------------   ---------- ---------- ----------
Property and Equipment, Net of Accumulated
  Depreciation , net                                                     0                 1,877      725,348               727,225
                                                          ----------------    ------------------   ---------- ---------- ----------
                                                                         0                 1,877      725,348          -    727,225
                                                          ----------------    ------------------   ---------- ---------- ----------
TOTAL ASSETS                                              $              3    $          281,175   $  859,147 $        - $1,140,325
                                                          ================    ==================   ========== ========== ==========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current Liabilities
   Accounts payable and accrued expenses                  $          8,898    $          137,722   $          $          $  146,620
   Deferred rent                                                         -               124,800                            124,800
   Warranty reserve                                                      -                15,000                             15,000
   Customer deposits                                                     -                 5,000                              5,000
                                                          ----------------    ------------------   ---------- ---------- ----------
         Total Current Liabilities                                   8,898               282,522            -         -     291,420
                                                          ----------------    ------------------   ---------- ---------- ----------

Stockholders' Equity (Deficiency)
   Common Stock - ($0.01 Par Value;
   50,000,000 shares authorized;
   3,183,706 shares issued and outstanding)                          3,184                                         3,000      6,184
   Additional Paid in Capital                                      951,877                            951,877                     0
   Common stock and Additional
    Paid in Capital - No Par Value;
   2,000 shares authorized; 1,450 shares
    issued and outstanding                                                               580,500       15,079    859,147  1,424,568
   Unearned compensation - restricted stock grants                (550,366)                    -                 550,366          0
   Accumulated deficit                                            (413,590)             (581,847)                413,590   (581,847)
                                                          ----------------    ------------------   ---------- ---------- ----------
         Total Stockholders' Equity (Deficiency)                    (8,895)               (1,347)     966,956  1,826,103    848,905
                                                          ----------------    ------------------   ---------- ---------- ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)   $              3    $          281,175   $1,826,103 $1,826,103 $1,140,325
                                                          ================    ==================   ========== ========== ==========
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

                                                    Coach Industries Group, Inc.
                                        Unaudited Pro Forma Combined Statements of Operations
                                For the Period from January 8, 2003 (inception) to September 1, 2003


                                                                                      Commercial           Pro Forma Adjustments
                                                          Coach Industries        Transportation   ---------------------------------
                                                                Group, Inc.   Manufacturing Corp.          DR         CR    ProForma
                                                          ----------------    ------------------   ---------- ---------- ----------
REVENUES:
   Limosine modifications and service                     $              -    $          596,725                         $  596,725
                                                          ----------------    ------------------   ---------- ---------- ----------
COST OF GOODS SOLD:
   Limosine modifications and service                                    -               745,193                            745,193
   Warranty expense                                                      -                18,291                             18,291
                                                          ----------------    ------------------   ---------- ---------- ----------
      TOTAL COST OF GOODS SOLD                                           -               763,484            -          -    763,484
                                                          ----------------    ------------------   ---------- ---------- ----------
        GROSS PROFIT                                                     -              (166,759)           -          -   (166,759)
                                                          ----------------    ------------------   ---------- ---------- ----------

EXPENSES:
   Selling                                                               -                14,424                             14,424
   General and Administrative                                       25,500               148,418                  25,500    148,418
   Amortization of Restricted Stock - Consulting Expense            32,454                 -                                      -
   Rent                                                                  -               172,800                  32,454    172,800
   Interest                                                                                    -                                  0
   Other                                                                 -                79,446                             79,446
                                                          ----------------    ------------------   ---------- ---------- ----------
     TOTAL EXPENSES                                                 57,954               415,088            -     57,954    415,088
                                                          ----------------    ------------------   ---------- ---------- ----------

LOSS BEFORE INCOME TAXES                                           (57,954)             (581,847)           -    (57,954)  (581,847)

Income taxes                                                             -                     -            -          -         -
                                                          ----------------    ------------------   ---------- ---------- ----------
NET LOSS                                                  $        (57,954)   $         (581,847)  $        -    (57,954) $(581,847)
                                                          ================    ==================   ========== ========== ==========
BASIC AND DILUTED NET LOSS PER SHARE:

NET LOSS PER SHARE                                        $          (0.25)   $              n/a                         $    (0.18)
                                                          ================    ==================                         ==========
Basic and diluted weighted average
  common shares outstanding                                        233,957                   n/a                          3,233,957
                                                          ================    ==================                         ==========

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                                  Coach Industries Group, Inc.
                                 Unaudited Pro Forma Adjustments

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

                                                                 DR                    CR
                                                          ----------------      ----------------
Additional Paid in Capital                                           3,000
   Common Stock                                                                            3,000

Issuance of 3 million shares of common stock for purchase of Commercial Transportation Manufacturing Corp.


Additional Paid in Capital - Coach                                 951,877
Additional Paid in Capital - Adjust for Reverse Merger              12,079
   Unearned Compensation                                                                 550,366
   Accumulated Deficit                                                                   413,590


Adjust Capital Accounts for Reverse Merger of Coach
Industries Group, Inc. into Commercial Transportation
Manufacturing Corp.

Inventory                                                          133,799
Property, Plant and Equipment                                      725,348
   Additional Paid in Capital                                                            859,147

Release of assets previously encumbered contributed to Commercial Transportation Manufacturing Corp. effective
December 31, 2003

General and Administrative                                                                25,500
Amortization of Restricted Stock
   Consulting Expense                                                                     32,454
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